                                                                  EXHIBIT 10.A.2

                                                                  EXECUTION COPY

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                                  SECOND WAIVER

                                       TO

                    $3,000,000,000 REVOLVING CREDIT AGREEMENT

                            DATED AS OF JUNE 15, 2004

                                      AMONG

                EL PASO CORPORATION, EL PASO NATURAL GAS COMPANY,
              TENNESSEE GAS PIPELINE COMPANY, ANR PIPELINE COMPANY
                      AND COLORADO INTERSTATE GAS COMPANY,
                                  AS BORROWERS,

                            THE LENDERS PARTY HERETO,

                                       AND

                              JPMORGAN CHASE BANK,
                             AS ADMINISTRATIVE AGENT

              ABN AMRO BANK N.V. AND CITICORP NORTH AMERICA, INC.,
                           AS CO-DOCUMENTATION AGENTS

              BANK OF AMERICA, N.A. AND CREDIT SUISSE FIRST BOSTON,
                            AS CO-SYNDICATION AGENTS

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                                                                  EXECUTION COPY

                                  SECOND WAIVER
                  TO $3,000,000,000 REVOLVING CREDIT AGREEMENT

      This SECOND WAIVER TO $3,000,000,000 REVOLVING CREDIT AGREEMENT (this "Second Waiver") dated as of June 15, 2004, is by and among EL PASO CORPORATION, a Delaware corporation (the "Company"), EL PASO NATURAL GAS COMPANY, a Delaware corporation ("EPNGC"), TENNESSEE GAS PIPELINE COMPANY, a Delaware corporation ("TGPC"), ANR PIPELINE COMPANY, a Delaware corporation ("ANR"), COLORADO INTERSTATE GAS COMPANY, a Delaware corporation, the several banks and other financial institutions signatories hereto, JPMORGAN CHASE BANK, as Administrative Agent (the "Administrative Agent"), ABN AMRO BANK N.V. and CITICORP NORTH AMERICA, INC., as Co-Documentation Agents, and BANK OF AMERICA, N.A. and CREDIT SUISSE FIRST BOSTON, as Co-Syndication Agents, and is in connection with $3,000,000,000 Revolving Credit Agreement, dated as of April 16, 2003, as amended by that certain First Amendment to $3,000,000,000 Revolving Credit Agreement and Waiver (the "First Amendment") dated as of March 15, 2004 (as so amended, the "Credit Agreement"), by and among the Company, EPNGC, TGPC, ANR, the several banks and other financial institutions party thereto (the "Lenders"), the Administrative Agent, the Co-Documentation Agents and the Co-Syndication Agents. Each term defined in the Credit Agreement (as amended hereby) and not otherwise defined herein shall have the meaning assigned to such term in the Credit Agreement. Unless otherwise indicated, all section and article references in this Second Waiver refer to the Credit Agreement.

                                    RECITALS:

      WHEREAS, the Company requested, and the Majority Lenders granted, certain modifications and waivers pursuant to the First Amendment, in connection with the Company's Reserve Reduction (as such term is defined in such First Amendment), its inability to timely file its annual report on Form 10-K, including its financial statements for the year ended December 31, 2003, with the Securities and Exchange Commission and its inability to deliver such annual report and such financial statements to the Lenders within 120 days after such year end as required by Section 5.08(b) of the Credit Agreement.

      WHEREAS, the Company anticipates that it will be unable to file its annual report on Form 10-K, including its financial statements for the year ended December 31, 2003, with the Securities and Exchange Commission or deliver the same to the Lenders, prior to the expiration of the waiver relating to Section 5.08(b) of the Credit Agreement as set forth in the First Amendment.

      WHEREAS, the Company was unable to timely file its quarterly report on Form 10-Q, including its financial statements for the quarter ended March 31, 2004, with the Securities and Exchange Commission and consequently was unable to timely deliver such quarterly report and such financial statements to the Lenders as required by Section 5.08(a) of the Credit Agreement.

      WHEREAS, the Company has requested that the Administrative Agent and the Lenders waive its failure to comply with Section 5.08(a) and continue to waive the failure to comply with Section 5.08(b), together with the related Events of Default under the Credit Agreement that may result from the Company's failure to deliver such annual and quarterly reports to the Lenders.

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                                   AGREEMENT:

      In consideration of the premises and the mutual covenants contained herein and in the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

      Section 1. Waivers. The Administrative Agent and the Lenders hereby waive each of the following:

            (a) compliance by the Company with the affirmative covenant contained in Section 5.08(a) of the Credit Agreement, insofar as such covenant requires that the unaudited financial statements for the Company and its consolidated Subsidiaries required to be delivered thereunder for the fiscal quarter ended March 31, 2004, must be delivered to each Lender within 60 days after March 31, 2004, together with an accompanying certificate of the chief financial officer, controller or treasurer of the Company; provided that such waiver shall expire upon the earliest to occur of the following (the "Waiver Expiration"):

                  (i) August 14, 2004;

                  (ii) the date upon which the Company or any Significant Subsidiary shall receive notice from the holder or holders under any Material Indebtedness, or from any Person or Persons authorized to deliver such notice on behalf of such holder or holders, of an Unmatured Default;

                  (iii) the date on which the Company or any Significant Subsidiary shall be required to provide notice to the holder or holders of any Material Indebtedness, or to any other Person or Persons authorized to receive such notice on behalf of such holder or holders, of an Unmatured Default which would become a Matured Default upon the lapse of time without any further action by any Person;

                  (iv) the date on which the Company or any Significant Subsidiary has knowledge of, or should have had knowledge of, an Unmatured Default (other than an Excepted Default) under any Material Indebtedness if the effect of such knowledge by such Person is that such Unmatured Default would become a Matured Default upon the lapse of time without any further action by any Person;

                  (v) the date upon which a Matured Default with respect to any Material Indebtedness (other than an Excepted Default) first exists; and

                  (vi) the date upon which the Company or any Excepted Subsidiary shall have received with respect to an Excepted Default either a "Default Notice" pursuant to Section 9.01(x) of the Excepted Subsidiary Indenture or a notice of acceleration pursuant to Section 9.01(y) of the Excepted Subsidiary Indenture;

and provided further, that if the Waiver Expiration occurs prior to compliance by the Company with Section 5.08(a), then, notwithstanding the grace period provided for in Article VII(d), the Default arising out of the Company's failure to so comply with Section 5.08(a) shall become an Event of Default if such Default remains unremedied for twenty-nine (29) days after the date of the Waiver Expiration and this Second Waiver shall constitute written notice of such Default to

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the Company for purposes of Article VII(d) and such written notice shall be deemed to be received by the Company as of the date of the Waiver Expiration;

            (b) compliance by the Company with the affirmative covenants contained in Sections 5.08(b) and (c) of the Credit Agreement, insofar as such covenants require that the audited financial statements for the Company and its consolidated Subsidiaries required to be delivered thereunder for the fiscal year ended December 31, 2003, must be delivered to each Lender within 120 days after December 31, 2003, together with an accompanying certificate of the chief financial officer, controller or treasurer of the Company; provided that such waiver shall expire on the Waiver Expiration; and provided further, that if the Waiver Expiration occurs prior to compliance by the Company with Sections 5.08(b) and (c), then, notwithstanding the grace period provided for in Article VII(d), the Defaults arising out of the Company's failure to so comply with Sections 5.08(b) and (c) shall each become an Event of Default if such Default remains unremedied for twenty-nine (29) days after the date of the Waiver Expiration and this Second Waiver shall constitute written notice of such Defaults to the Company for purposes of Article VII(d) and such written notice shall be deemed to be received by the Company as of the date of the Waiver Expiration;

            (c) if the Waiver Expiration occurs prior to the compliance by the Company with the affirmative covenants contained in Sections 5.08(a), (b) or (c) for the fiscal periods ending December 31, 2003 and March 31, 2004, and with respect only to a renewal or extension of any Letter of Credit issued by an Issuing Bank prior to the date of the Waiver Expiration, the condition set forth in Section 3.03(b) insofar as, and for as long as, such condition is not satisfied because of the existence and continuation of a Default or Event of Default arising out of the Company's failure to comply with Sections 5.08(a),
(b) or (c) with respect to the fiscal periods ending December 31, 2003 and March 31, 2004.

            (d) For purposes of this Section 1 and the other provisions of this Second Waiver, the following terms shall have the meanings set forth below:

                  (i) "Excepted Default" means an event or condition that could or has become an "Event of Default" pursuant to the provisions of Sections 9.01(c) and (d) of the Excepted Subsidiary Indenture.

                  (ii) "Excepted Subsidiary" means either of Gemstone Investor Limited or Gemstone Investor, Inc.

                  (iii) "Excepted Subsidiary Indenture" means the Indenture dated as of May 9, 2002 among the Excepted Subsidiaries, as issuers, The Bank of New York, as the New Indenture Trustee, and the Company, as guarantor, pursuant to which the Excepted Subsidiaries' 7.71% Guaranteed Senior Unsecured Notes due 2004 were issued.

                  (iv) "Material Indebtedness" means any Debt or Guaranty of the Company or any Significant Subsidiary in an aggregate principal amount of $100,000,000 or more.

                  (v) "Matured Default" means any event or condition which allows the holder or holders of any Material Indebtedness to accelerate the maturity of such Material Indebtedness.

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                  (vi)  "Significant Subsidiary" means (i) each Subsidiary of the Company that would be a "significant subsidiary" of the Company within the meaning of Rule 1-02 under Regulation S-X promulgated by the Securities and Exchange Commission and (ii) each of the Credit Related Parties, El Paso CGP Company, Gemstone Investor Limited, Gemstone Investor, Inc. and El Paso Production Holding Company.

                  (vii) "Unmatured Default" means any event or condition which, with notice or lapse of time or both, allows the holder or holders of any Material Indebtedness to accelerate the maturity of such Material Indebtedness.

      Section 2. Limitations. The waivers set forth herein are limited precisely as written and shall not (a) be deemed to be a waiver or modification of any other term or condition of the Credit Agreement (including, but not limited to, any other Default or Event of Default under the Credit Agreement arising out of the same factual predicate as the Defaults waived herein in Sections 1(a) and
(b)) or (b) except as expressly set forth herein, prejudice any right or rights which the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the other documents or instruments referred to therein. Except as expressly modified hereby or by express written amendments thereof, the Credit Agreement and each of the other Loan Documents and instruments executed in connection with any of the foregoing are and shall remain in full force and effect. In the event of a conflict between this Second Waiver and any of the foregoing documents, the terms of this Second Waiver shall be controlling.

      Section 3. Effectiveness. This Second Waiver shall become effective as of June 15, 2004, if on or prior to that date the following conditions have been satisfied or waived: (a) the Administrative Agent shall have received this Second Waiver, executed and delivered by each Borrower, the Administrative Agent and the Majority Lenders, (b) each Guarantor other than the Company shall have executed and delivered an acknowledgment and consent to this Second Waiver substantially in the form of Exhibit A hereto, (c) except for Excepted Defaults, no Matured Default exists and is continuing and (d) the Administrative Agent shall have received evidence satisfactory to it that any default or event of default under the Financing Documents (including any Company Project Support Document or any Company Reimbursement Document (as such term is defined in Appendix A-1 to the Security and Intercreditor Agreement)) for (i) the Lakeside Underlying Transaction (as defined on Schedule 1 attached hereto) and (ii) each of the Additional Covered Letters of Credit (as described on Schedule 1 attached hereto) arising from the failure of the Company to timely deliver its financial statements has been waived, cured or otherwise remedied.

      Section 4. Representations and Warranties. The Company hereby represents and warrants to the Administrative Agent and each of the Lenders that:

            (a) each of the representations and warranties made by the Company or its Subsidiaries in or pursuant to the Credit Agreement and the other Loan Documents (excluding Section 4.05 of the Credit Agreement) is true and correct in all material respects as of the date hereof, as if made (after giving effect to this Second Waiver) on and as of such date, except for any representations and warranties made as of a specified date, which are true and correct in all material respects as of such specified date;

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            (b) after giving effect to this Second Waiver, no Default or Event of Default has occurred and is continuing as of the date hereof;

            (c) except for the obligations set forth on Schedule 2 attached hereto, there is no credit agreement, instrument, guarantee, bond, indentures or similar document or agreement with respect to Debt or Guarantees of the Company or any Significant Subsidiary in aggregate principal amount of $50,000,000 or more under which an Unmatured Default or Matured Default will occur from a breach of the obligation of the relevant obligor thereunder or the Company to deliver financial statements for the year ended December 31, 2003 or for the fiscal period ended March 31, 2004, within any applicable time period required by such documents or agreements.

            (d) for the period commencing March 30, 2004 to and including June 15, 2004, neither the Company nor any Significant Subsidiary has (i) been required to provide a notice with respect to any Unmatured Default, (ii) received notice from any Person with respect to any Unmatured Default or (iii) acquired knowledge of any Unmatured Default; provided, however, that the representations made in the foregoing clauses (i) and (iii) are not made as to any Excepted Default.

            (e) no Matured Default exists and is continuing; provided, however, that no such representation is made as to any Excepted Default.

      Section 5. Covenant Regarding Coastal Petrochemical. The Company hereby agrees to (a) use its commercially reasonable efforts to obtain a waiver with respect to any event or condition which constitutes an event of default or which upon notice, lapse of time or both would, unless cured or waived, become an event of default under the Financing Documents (including any Company Project Support Document) for the Coastal Petrochemical Underlying Transaction arising from the failure of the Company to timely deliver its financial statements and
(b) to promptly provide a certified copy of any such waiver to the Administrative Agent.

      Section 6. Covenant to Deliver Notice of Waiver Expiration. The Company hereby covenants to deliver written notice to the Administrative Agent of the Waiver Expiration promptly upon the occurrence thereof and, if applicable, a copy of each notice with respect to any Unmatured Default, whether required to be provided by the Company or any Significant Subsidiary or received by the same, promptly upon either the receipt thereof or the delivery thereof by the Company or such Significant Subsidiary.

      Section 7. Adoption, Ratification and Confirmation of Loan Documents. The Company and each of the Pipeline Company Borrowers hereby adopts, ratifies and confirms the Loan Documents, as amended hereby, and acknowledges and agrees that the Loan Documents, as amended hereby, are and remain in full force and effect.

      Section 8. Governing Law. THIS SECOND WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

      Section 9. Descriptive Headings, Etc. The descriptive headings of the several sections of this Second Waiver are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof. The statements made and the

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terms defined in the recitals to this Second Waiver are hereby incorporated into this Second Waiver in their entirety.

      Section 10. Payment of Expenses and Deferred Waiver Fees. The Company agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Second Waiver, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent. If the Company has not complied in all respects with the covenants of Sections 5.08(a), (b) and (c) of the Credit Agreement as of July 15, 2004, then the Company agrees to pay on July 16, 2004, to each Lender that is a signatory to this Second Waiver a deferred waiver fee in an amount equal to 0.05% of the Commitment of such Lender, such waiver fee constituting an Obligation under the Credit Agreement.

      Section 11. Entire Agreement. This Second Waiver and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof.

      Section 12. Counterparts. This Second Waiver may be executed in any number of counterparts (including by telecopy) and by different parties on separate counterparts and all of such counterparts shall together constitute one and the same instrument.

      Section 13. Successors. The execution and delivery of this Second Waiver by any Lender shall be binding upon each of its successors and assigns (including transferees of its Commitment and Loans in whole or in part prior to the effectiveness hereof) and binding in respect of all of its Commitment and Loans.

         [Signature Pages to this Second Waiver Begin on the Next Page]

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      In Witness Whereof, the parties hereto have caused this Second Waiver to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

THE COMPANY:                    EL PASO CORPORATION

                                By: /s/ John J. Hopper
                                    -----------------------------------------
                                    Name: John J. Hopper
                                    Title: Vice President and Treasurer

PIPELINE COMPANY BORROWERS:

                                EL PASO NATURAL GAS COMPANY

                                By: /s/ Greg G. Gruber
                                    -----------------------------------------
                                    Name: Greg G. Gruber
                                    Title: Senior Vice President,
                                           Chief Financial Officer and Treasurer

                                TENNESSEE GAS PIPELINE COMPANY

                                By: /s/ Greg G. Gruber
                                    -----------------------------------------
                                    Name: Greg G. Gruber
                                    Title: Senior Vice President,
                                           Chief Financial Officer and Treasurer

                                ANR PIPELINE COMPANY

                                By: /s/ Greg G. Gruber
                                    -----------------------------------------
                                    Name: Greg G. Gruber
                                    Title: Senior Vice President,
                                           Chief Financial Officer and Treasurer

                                COLORADO INTERSTATE GAS COMPANY

                                By: /s/ Greg G. Gruber
                                    -----------------------------------------
                                    Name: Greg G. Gruber
                                    Title: Senior Vice President,
                                           Chief Financial Officer and Treasurer

                        Signature Page 1 to Second Waiver

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ADMINISTRATIVE AGENT:           JPMORGAN CHASE BANK, individually and as
                                Administrative Agent

                                By: /s/ Peter M. Ling
                                    -----------------------------------------
                                    Name: Peter M. Ling
                                    Title: Managing Director

                        Signature Page 2 to Second Waiver

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LENDERS:                        ABN AMRO BANK N.V.

                                By: /s/ Frank T. J. van Deur
                                    -----------------------------------------
                                    Name: Frank T. J. van Deur
                                    Title: Vice President

                                By: /s/ Stephanie B. Casas
                                    -----------------------------------------
                                    Name: Stephanie B. Casas
                                    Title: Vice President

                        Signature Page 3 to Second Waiver

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                                CITICORP NORTH AMERICA, INC.

                                By: /s/ Amy Pincu
                                    -----------------------------------------
                                    Name: Amy Pincu
                                    Title: Director

                        Signature Page 4 to Second Waiver

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                                BANK OF AMERICA, N.A.

                                By: /s/ Patrick Honey
                                    -----------------------------------------
                                    Name: Patrick Honey
                                    Title: Principal

                        Signature Page 5 to Second Waiver

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                                CREDIT SUISSE FIRST BOSTON, ACTING THROUGH
                                ITS CAYMAN ISLANDS BRANCH

                                By: /s/ James P. Moran
                                    -----------------------------------------
                                    Name: James P. Moran
                                    Title: Director

                                By: /s/ Denise L. Alvarez
                                    -----------------------------------------
                                    Name: Denise L. Alvarez
                                    Title: Associate

                        Signature Page 6 to Second Waiver

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                                THE BANK OF NOVA SCOTIA

                                By: /s/  Nadine Bell
                                    -----------------------------------------
                                    Name: Nadine Bell
                                    Title: Senior Manager

                        Signature Page 7 to Second Waiver

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                                HVB AG, NEW YORK BRANCH

                                By: /s/ Loriann Curnyn
                                    -----------------------------------------
                                    Name: Loriann Curnyn
                                    Title: Managing Director


                                By: /s/ Shannon Batchman
                                    -----------------------------------------
                                    Name: Shannon Batchman
                                    Title: Director

                        Signature Page 8 to Second Waiver

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                                BNP PARIBAS

                                By: /s/ Mark A. Cox
                                    -----------------------------------------
                                    Name: Mark A. Cox
                                    Title: Director

                                By: /s/ Greg Smothers
                                    -----------------------------------------
                                    Name: Greg Smothers
                                    Title: Vice President

                        Signature Page 9 to Second Waiver

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                                DEUTSCHE BANK AG NEW YORK BRANCH

                                By: /s/ Joel Makowsky
                                    -----------------------------------------
                                    Name: Joel Makowsky
                                    Title: Director

                                By: /s/ Richard Henshall
                                    -----------------------------------------
                                    Name: Richard Henshall
                                    Title: Director

                        Signature Page 10 to Second Waiver

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                                SOCIETE GENERALE

                                By: /s/  Stephen W. Warfel
                                    -----------------------------------------
                                    Name: Stephen W. Warfel
                                    Title: Vice President

                        Signature Page 11 to Second Waiver

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                                MIZUHO CORPORATE BANK, LTD.

                                By: /s/ Noel Purcell
                                    -----------------------------------------
                                    Name: Noel Purcell
                                    Title: SVP & Dept. Head

                       Signature Page 12 to Second Waiver

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                                THE BANK OF NEW YORK

                                By: /s/ Lizanne T. Eberle
                                    -----------------------------------------
                                    Name: Lizanne T. Eberle
                                    Title: Vice President

                       Signature Page 13 to Second Waiver

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                                CALYON NEW YORK BRANCH

                                By: /s/  Olivier Audemand
                                    -----------------------------------------
                                    Name: Olivier Audemand
                                    Title: Managing Director

                       Signature Page 14 to Second Waiver

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                                MELLON BANK, N.A.

                                By: /s/ Gary A. Saul
                                    -----------------------------------------
                                    Name: Gary A. Saul
                                    Title: First Vice President

                       Signature Page 15 to Second Waiver

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                                THE BANK OF TOKYO-MITSUBISHI, LTD HOUSTON AGENCY

                                By: /s/ Kelson Glasscock
                                    -----------------------------------------
                                    Name: Kelson Glasscock
                                    Title: Vice President & Manager

                                By: /s/ Jay Fort
                                    -----------------------------------------
                                    Name: Jay Fort
                                    Title: Vice President

                       Signature Page 16 to Second Waiver

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                                BANK ONE, NA (MAIN OFFICE CHICAGO)

                                By: /s/  Hal E. Fudge
                                    -----------------------------------------
                                    Name: Hal E. Fudge
                                    Title: First Vice President

                       Signature Page 17 to Second Waiver

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                                LEHMAN COMMERCIAL PAPER INC.

                                By: /s/ Janine M. Shugan
                                    -----------------------------------------
                                    Name: Janine M. Shugan
                                    Title: Authorized Signatory

                       Signature Page 18 to Second Waiver

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                                ROYAL BANK OF CANADA

                                By: /s/ Raymond S. Chang
                                    -----------------------------------------
                                    Name: Raymond S. Chang
                                    Title: Vice President

                       Signature Page 19 to Second Waiver

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                                KBC BANK N.V.

                                By: /s/ Robert Snauffer
                                    -----------------------------------------
                                    Name: Robert Snauffer
                                    Title: First Vice President

                                By: /s/ Eric Raskin
                                    -----------------------------------------
                                    Name: Eric Raskin
                                    Title: Vice President

                       Signature Page 20 to Second Waiver

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                                NORDDEUTSCHE LANDESBANK GIROZENTRALE

                                NEW YORK BRANCH AND/OR CAYMAN ISLANDS BRANCH

                                By: /s/ Stephen K. Hunter
                                    -----------------------------------------
                                    Name: Stephen K. Hunter
                                    Title: SVP & Deputy General Manager

                                By: /s/ Stephanie Finnen
                                ---------------------------------------------
                                    Name: Stephanie Finnen
                                    Title: VP

                       Signature Page 21 to Second Waiver

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                                SPECIAL SITUATIONS INVESTING GROUP, INC.

                                By: /s/ Robert S. Fanelli
                                    -----------------------------------------
                                    Name: Robert S. Fanelli
                                    Title: Authorized Signatory

                       Signature Page 22 to Second Waiver

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                                AMARILLO NATIONAL BANK

                                By: /s/ Craig I. Sanders
                                    -----------------------------------------
                                    Name: Craig I. Sanders
                                    Title: Executive Vice President

                       Signature Page 23 to Second Waiver

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                                AKANTHOS ARBITRAGE MASTER FUND LP

                                BY AKANTHOS CAPITAL MGMT LLC, HS GP

                                By: /s/ Michael Kao
                                    -----------------------------------------
                                    Name: Michael Kao
                                    Title: Managing Member

                       Signature Page 24 to Second Waiver

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                                QUADRANGLE MASTER FUNDING LTD

                                By: /s/ Christopher Santana
                                    -----------------------------------------
                                    Name: Christopher Santana
                                    Title: Member

                       Signature Page 25 to Second Waiver

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                                BEAR STEARNS INVESTMENT PRODUCTS INC.

                                By: /s/ Richard Bram Smith
                                    -----------------------------------------
                                    Name: Richard Bram Smith
                                    Title: Vice President

                       Signature Page 26 to Second Waiver

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                                TRS CALLISTO LLC

                                By: /s/ Deborah O'Keefe
                                    -----------------------------------------
                                    Name: Deborah O'Keefe
                                    Title: Vice President

                       Signature Page 27 to Second Waiver

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                                LONGACRE MASTER FUND LTD.

                                By: /s/ Steven Weissman
                                    -----------------------------------------
                                    Name: Steven Weissman
                                    Title: Director

                       Signature Page 28 to Second Waiver

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                                LONGACRE CAPITAL PARTNERS (QP) LP

                                By: /s/ Steven Weissman
                                    -----------------------------------------
                                    Name: Steven Weissman
                                    Title: Member

                       Signature Page 29 to Second Waiver

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                                SATELLITE SENIOR INCOME FUND, LLC

                                By: /s/  Brian S. Kriftcher
                                    -----------------------------------------
                                    Name: Brian S. Kriftcher
                                    Title: Chief Operating Officer & Principal

                       Signature Page 30 to Second Waiver

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                                SATELLITE SENIOR INCOME FUND II, LLC

                                By: /s/  Brian S. Kriftcher
                                    -----------------------------------------
                                    Name: Brian S. Kriftcher
                                    Title: Chief Operating Officer & Principal

                       Signature Page 31 to Second Waiver

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                                OAK HILL SECURITIES FUND, L.P.

                                By: Oak Hill Securities GenPar, L.P.
                                    its General Partner

                                By: Oak Hill Securities MGP, Inc.,
                                    its General Partner

                                By: /s/ Scott D. Krase
                                    -----------------------------------------
                                    Name: Scott D. Krase
                                    Title: Vice President

                       Signature Page 32 to Second Waiver

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                                OAK HILL SECURITIES FUND II, L.P.

                                By: Oak Hill Securities GenPar II, L.P.
                                    its General Partner

                                By: Oak Hill Securities MGP II, Inc.,
                                    its General Partner

                                By: /s/ Scott D. Krase
                                    -----------------------------------------
                                    Name: Scott D. Krase
                                    Title: Vice President

                       Signature Page 33 to Second Waiver

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                                                                  EXECUTION COPY

                                OAK HILL CREDIT ALPHA FUND LP

                                By: Oak Hill Credit Alpha GenPar, L.P.
                                    its General Partner

                                By: Oak Hill Credit Alpha MGP, Inc.,
                                    its General Partner

                                By: /s/ Scott D. Krase
                                    -----------------------------------------
                                    Name: Scott D. Krase
                                    Title: Authorized Person

                       Signature Page 34 to Second Waiver

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                                                                  EXECUTION COPY

                                OAK HILL CREDIT  ALPHA FUND (OFFSHORE) LTD

                                By: /s/ Scott D. Krase
                                    -----------------------------------------
                                    Name: Scott D. Krase
                                    Title: Authorized Person

                       Signature Page 35 to Second Waiver

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                                                                  EXECUTION COPY

                                   SCHEDULE 1

                       WAIVERS REQUIRED FOR EFFECTIVENESS

      1. Guarantee of the Company relating to the Lakeside Purchasers, dated as of May 15, 2001, LLC Synthetic Lease, as amended as of April 16, 2003 and the Financing Documents related thereto, all as described on Part 6 of Schedule II-C of the Security and Intercreditor Agreement (the "Lakeside Underlying Transaction").

The remaining items listed in this Part A are herein identified as the "Additional Covered Letters of Credit":

      2. Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #00881-30010064 issued by Citibank, N.A. for the benefit of Pacific Gas & Electric;

      3. Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #00880-30024869 issued by Citibank, N.A. for the benefit of Bangladesh Power Development Board;

      4. Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #61610705 issued by Citibank, N.A. for the benefit of Citibank Dhaka;

      5. Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #6160704 issued by Citibank, N.A. for the benefit of Citibank New York;

      6. Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #P-292889 issued by JPMorgan Chase Bank for the benefit of ANR Eaton Company;

      7. Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #P-382682 issued by JPMorgan Chase Bank for the benefit of the State of Florida; and

      8. Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #G390391 issued by Toronto Dominion for the benefit of ANP.

                      Page 1 to Schedule 1 to Second Waiver

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                                   SCHEDULE 2

                       LIST OF DEBT & GUARANTY OBLIGATIONS

I.    EL PASO CORPORATION (FORMERLY EL PASO ENERGY CORPORATION) DEBT INSTRUMENTS

      1. $3,000,000,000 Revolving Credit Agreement dated as of April 16, 2003, among El Paso Corporation, El Paso Natural Gas Company, Tennessee Gas Pipeline Company and ANR Pipeline Company, as Borrowers, the lenders party thereto and JPMorgan Chase Bank, as Administrative Agent, ABN AMRO Bank, N.V. and Citicorp North America, as Co Document Agents, and Bank of America, N.A. and Credit Suisse First Boston, as Co-Syndication Agents.

      2. Indenture dated as of May 10, 1999, between El Paso Energy Corporation and The Chase Manhattan Bank (by merger JPMorgan Chase Bank and subsequently replaced by HSBC BANK USA)

      3. Indenture dated as of March 1, 1998 between El Paso Natural Gas Company (by assignment now El Paso Corporation) and The Chase Manhattan Bank (by merger JPMorgan Chase Bank and subsequently replaced by Law Debenture Trust Company of New York)

      4. Indenture dated as of June 1, 1986, between Sonat Inc. (by merger now El Paso Corporation) and Manufacturers Hanover Trust Company (by merger JPMorgan Chase Bank and subsequently replaced by HSBC BANK
            USA)

      5. Indenture dated as of March 30, 1992, between Valero Energy Corporation (by merger PG&E Gas Transmission, Texas Corporation, then El Paso Gas Transmission Company and now El Paso Corporation) and Bankers Trust Company (by merger now Deutsche Bank Trust Company Americas)

      6.    Additional Covered Letters of Credit

      (a) Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #00881-30010064 issued by Citibank, N.A. for the benefit of Pacific Gas & Electric;

      (b) Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #00880-30024869 issued by Citibank, N.A. for the benefit of Bangladesh Power Development Board;

      (c) Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #61610705 issued by Citibank, N.A. for the benefit of Citibank Dhaka;

      (d) Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #6160704 issued by Citibank, N.A. for the benefit of Citibank New York;

                      Page 1 to Schedule 2 to Second Waiver

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      (e)   Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #P-292889 issued by JPMorgan Chase Bank for the benefit of ANR Eaton Company;

      (f) Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #P-382682 issued by JPMorgan Chase Bank for the benefit of the State of Florida; and

      (g) Reimbursement obligations of the Company or its Subsidiaries with respect to Letter of Credit #G390391 issued by Toronto Dominion for the benefit of ANP.

      7.    Other Letters of Credit

                        (a) Reimbursement obligations of the Company or its
                  Subsidiaries with respect to Letter of Credit #NY-93959 issued by Banco Bilbao Vizcaya Argentaria, S.A. for the benefit of ANP;

                        (b) Reimbursement obligations of the Company or its
                  Subsidiaries with respect to Letter of Credit #NY-93960 issued by Banco Bilbao Vizcaya Argentaria, S.A. for the benefit of ANP;

                        (c) Reimbursement obligations of the Company or its
                  Subsidiaries with respect to Letter of Credit #P-298274 issued by JPMorgan Chase Bank for the benefit of West Kern;

                        (d) Reimbursement obligations of the Company or its
                  Subsidiaries with respect to Letter of Credit #P-212605 issued by JPMorgan Chase Bank for the benefit of Twin County;

                        (e) Reimbursement obligations of the Company or its
                  Subsidiaries with respect to Letter of Credit #P-233719 issued by JPMorgan Chase Bank for the benefit of Protective;

                        (f) Reimbursement obligations of the Company or its
                  Subsidiaries with respect to Letter of Credit #P-258425 issued by JPMorgan Chase Bank for the benefit of Chevron USA;

                        (g) Reimbursement obligations of the Company or its
                  Subsidiaries with respect to Letter of Credit #P-233969 issued by JPMorgan Chase Bank for the benefit of General Electric I;

                        (h) Reimbursement obligations of the Company or its
                  Subsidiaries with respect to Letter of Credit #P-241080 issued by JPMorgan Chase Bank for the benefit of ANP;

                        (i) Reimbursement obligations of the Company or its
                  Subsidiaries with respect to Letter of Credit #P-770429 issued by JPMorgan Chase Bank for the benefit of Home Insurance;

                      Page 2 to Schedule 2 to Second Waiver

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                        (j) Reimbursement obligations of the Company or its
                  Subsidiaries with respect to Letter of Credit #P-393501 issued by JPMorgan Chase Bank for the benefit of the State of Florida;

                        (k) Reimbursement obligations of the Company or its
                  Subsidiaries with respect to Letter of Credit #P-346269 issued by JPMorgan Chase Bank for the benefit of the State of Florida;

                        (l) Reimbursement obligations of the Company or its
                  Subsidiaries with respect to Letter of Credit #P-209947 issued by JPMorgan Chase Bank for the benefit of New England Power;

                        (m) Reimbursement obligations of the Company or its
                  Subsidiaries with respect to Letter of Credit #P-367925 issued by JPMorgan Chase Bank for the benefit of Insurance Company of North America;

                        (n) Reimbursement obligations of the Company or its
                  Subsidiaries with respect to Letter of Credit #P-226058 issued by JPMorgan Chase Bank for the benefit of the State of Florida;

                        (o) Reimbursement obligations of the Company or its
                  Subsidiaries with respect to Letter of Credit #P-215470 issued by JPMorgan Chase Bank for the benefit of Travelers;

                        (p) Reimbursement obligations of the Company or its
                  Subsidiaries with respect to Letter of Credit #A26018T issued by Compass Bank for the benefit of the Texas Commission on Environmental Quality;

                        (q) Reimbursement obligations of the Company or its
                  Subsidiaries with respect to Letter of Credit #A26048T issued by Compass Bank for the benefit of the New Jersey Department of Environmental Protection;

                        (r) Reimbursement obligations of the Company or its
                  Subsidiaries with respect to Letter of Credit #A26076T issued by Compass Bank for the benefit of the City of Chicago;

                        (s) Reimbursement obligations of the Company or its
                  Subsidiaries with respect to Letter of Credit #A26112T issued by Compass Bank for the benefit of the Kansas Department of Health & Environment;

                        (t) Reimbursement obligations of the Company or its
                  Subsidiaries with respect to Bank Guarantee #100BGC101248 issued by Deutsche Bank AG for the benefit of the Belgian VAT Tax Authority;

                      Page 3 to Schedule 2 to Second Waiver

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                        (u) Reimbursement obligations of the Company or its
                  Subsidiaries with respect to Letter of Credit #91874275 issued by BNP Paribas for the benefit of Citibank Dhaka;

                        (v) Reimbursement obligations of the Company or its
                  Subsidiaries with respect to Letter of Credit #27699 issued by BNP Paribas for the benefit of the California Power Exchange;

                        (w) Reimbursement obligations of the Company or its
                  Subsidiaries with respect to Letter of Credit #91870940 issued by BNP Paribas for the benefit of DB Trust Company;

                        (x) Reimbursement obligations of the Company or its
                  Subsidiaries with respect to Letter of Credit #27497 issued by BNP Paribas for the benefit of Florida Gas Transmission;

                        (y) Reimbursement obligations of the Company or its
                  Subsidiaries with respect to Letter of Credit #91871362 issued by BNP Paribas for the benefit of Manaus Energy.

      12. Guaranty dated October 22, 1999 by El Paso Corporation in favor of Meizhou Wan Generating Company Ltd.

      13. Amended and Restated Guarantee dated as of April 16, 2003, by El Paso Corporation in favor of Lakeside Real Estate Trust 2001 for the benefit of the Investors, the Lenders and JPMorgan Chase Bank, as Administrative Agent for the Lenders.

      14. El Paso Contingent Guaranty Agreement, dated as of November 2, 2001, in favor of Prudential Insurance Company of America.

      15. Guarantee dated as of March 27, 2002, by El Paso Corporation in favor of RFC Caverns, L.P. and GATX Gas Storage Services, Inc.

      16. Indenture dated as of May 9, 2002, among Gemstone Investor Limited, Gemstone Investor, Inc., The Bank of New York, as trustee, and El Paso Corporation, as guarantor.

II.   EL PASO CGP COMPANY (FORMERLY THE COASTAL CORPORATION) DEBT INSTRUMENTS

      1. Indenture dated as of October 1, 1989, between The Coastal Corporation and The Bank of New York.

      2. Indenture dated as of October 1, 1990, between The Coastal Corporation and The Bank of New York.

                      Page 4 to Schedule 2 to Second Waiver

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      3.    Indenture dated as of May 15, 1992, between The Coastal Corporation and Bank of Montreal Trust Company (subsequently replaced by The Bank of New York), as supplemented.

      4. Indenture dated as of September 15, 1992, between The Coastal Corporation and NationsBank of Texas, National Association (subsequently replaced by The Bank of New York), as supplemented.

      5. Indenture dated as of February 24, 1997, between The Coastal Corporation and Harris Trust and Savings Bank (subsequently replaced by The Bank of New York), as supplemented.

      6. Indenture dated as of May 13, 1998, between The Coastal Corporation and The Bank of New York, as supplemented.

      13. Note Purchase Agreement dated February 26, 1996, among The Coastal Corporation, Australia and New Zealand Banking Group Limited, Bankers Trust Company, Nationsbank of Texas, N.A., and The Toronto-Dominion Bank.

III.  EL PASO PRODUCTION HOLDING COMPANY INDENTURE

      1. Indenture dated May 23, 2003, between El Paso Production Holding Company and Wilmington Trust Company.

                      Page 5 to Schedule 2 to Second Waiver

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                                    EXHIBIT A

                                     FORM OF

                           ACKNOWLEDGMENT AND CONSENT

      In connection with that certain Second Waiver to $3,000,000,000 Revolving Credit Agreement dated as of June 15, 2004 (the "Second Waiver"), by and among El Paso Corporation, a Delaware corporation (the "Company"), El Paso Natural Gas Company, a Delaware corporation ("EPNGC"), Tennessee Gas Pipeline Company, a Delaware corporation ("TGPC"), ANR Pipeline Company, a Delaware corporation ("ANR"), Colorado Interstate Gas Company, a Delaware corporation, the several banks and other financial institutions signatories thereto, JPMorgan Chase Bank, as Administrative Agent (the "Administrative Agent"), ABN AMRO Bank N.V. and Citicorp North America, Inc., as Co-Documentation Agents, and Bank Of America, N.A. and Credit Suisse First Boston, as Co-Syndication Agents, each of the undersigned Persons, as a Subsidiary Guarantor under that certain Subsidiary Guarantee Agreement, dated as of April 16, 2003 (as amended, supplemented or otherwise modified from time to time, the "Subsidiary Guarantee Agreement") made by each such Person in favor of JPMorgan Chase Bank, in its capacity as Collateral Agent, (a) acknowledges the execution and delivery of the Second Waiver by the Credit Parties that are party thereto and the effect of the provisions of the Second Waiver and (b) confirms and agrees that as of June 15, 2004, after giving effect to the provisions of the Second Waiver, the Subsidiary Guarantee Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects and the Subsidiary Guarantee Agreement and all of the Collateral do, and shall continue to, secure the payment of all of the Guaranteed Obligations (as defined in the Subsidiary Guarantee Agreement) pursuant to the terms of the Subsidiary Guarantee Agreement. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in that certain $3,000,000,000 Revolving Credit Agreement, dated as of April 16, 2003 (the "Credit Agreement"), by and among the Company, EPNGC, TGPC, ANR, the several banks and other financial institutions party thereto, the Administrative Agent, the Co-Documentation Agents and the Co-Syndication Agents.

SUBSIDIARY GUARANTORS:              AMERICAN NATURAL RESOURCES COMPANY

                                    By: _____________________________________
                                        Name:
                                        Title:

                                    EL PASO ANR INVESTMENTS, L.L.C.

                                    By: _____________________________________
                                        Name:
                                        Title:

                      Page 1 to Exhibit A to Second Waiver

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                                    EL PASO ANRS INVESTMENTS, L.L.C.

                                    By: _____________________________________
                                        Name:
                                        Title:

                                    EL PASO CNG COMPANY, L.L.C.

                                    By: _____________________________________
                                        Name:
                                        Title:

                                    EL PASO EPN INVESTMENTS, L.L.C.

                                    By: _____________________________________
                                        Name:
                                        Title:

                                    EL PASO EPNG INVESTMENTS, L.L.C.

                                    By: _____________________________________
                                        Name:
                                        Title:

                                    EL PASO NORIC INVESTMENTS III, L.L.C.

                                    By: _____________________________________
                                        Name:
                                        Title:

                      Page 2 to Exhibit A to Second Waiver

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                                    EL PASO TENNESSEE PIPELINE CO.

                                    By: _____________________________________
                                        Name:
                                        Title:

                                    EL PASO TGPC INVESTMENTS, L.L.C.

                                    By: _____________________________________
                                        Name:
                                        Title:

                                    EL PASO WIC INVESTMENTS, L.L.C.

                                    By: _____________________________________
                                        Name:
                                        Title:

                                    SABINE RIVER INVESTORS I, L.L.C.

                                    By: _____________________________________
                                        Name:
                                        Title:

                                    SABINE RIVER INVESTORS II, L.L.C.

                                    By: _____________________________________
                                        Name:
                                        Title:

                                    SABINE RIVER INVESTORS III, L.L.C.

                                    By: _____________________________________
                                        Name:
                                        Title:

                      Page 3 to Exhibit A to Second Waiver

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                                                                  EXECUTION COPY

                                    SABINE RIVER INVESTORS IV, L.L.C.

                                    By: _____________________________________
                                        Name:
                                        Title:

                                    SABINE RIVER INVESTORS V, L.L.C.

                                    By: _____________________________________
                                        Name:
                                        Title:

                      Page 4 to Exhibit A to Second Waiver